UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2025

Avenue Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38114 (Commission File Number)	47-4113275 (IRS Employer Identification No.)

1111 Kane Concourse, Suite 301

Bay Harbor Islands, FL 33154

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:      None

Securities registered pursuant to Section 12(g) of the Act:

Title of Class	Trading Symbol(s)
Common Stock	ATXI (OTC Markets Group, Inc.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 30, 2025, Avenue Therapeutics, Inc. (the “Company” or “Avenue”) held its 2025 annual meeting of stockholders (the “Annual Meeting”) at 10:00 a.m. Eastern Time by means of an online virtual meeting platform. At the 2025 Annual Meeting, the following proposals were approved: (i) the election of six directors to hold office until the 2026 annual meeting of stockholders; and (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. These proposals are described in detail in the definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on December 5, 2025.

As of the November 25, 2025 record date for the determination of the stockholders entitled to notice of, and to vote at, the 2025 Annual Meeting, 3,183,426 shares of Common Stock were outstanding and eligible to vote with an aggregate of 3,183,426 votes and 250,000 shares of the Company’s Class A Preferred Stock were outstanding and eligible to vote with an aggregate of 3,500,000 votes, as determined in accordance with Article IV, Section 2.1.2 of the Company’s Third Amended and Restated Certificate of Incorporation, as amended.

Proposal 1

The votes with respect to the election of six directors to hold office until the 2026 annual meeting of stockholders were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Jay Kranzler, M.D., Ph.D.	3,861,508	106,488	0
Faith Charles	3,862,060	105,936	0
Neil Herskowitz	3,861,974	106,022	0
Alexandra MacLean, M.D.	3,861,559	106,437	0
Curtis Oltmans	3,862,009	105,987	0
Lindsay A. Rosenwald, M.D.	3,861,558	106,438	0

Proposal 2

The vote on the proposal to ratify the selection of KPMG LLP as Avenue’s independent registered accounting firm for the year ending December 31, 2025 was as follows:

Total Votes For	Total Votes Against	Abstentions
3,862,335	104,651	1,010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE THERAPEUTICS, INC.
(Registrant)

Date: December 31, 2025

	By:	/S/ DAVID JIN
David Jin
Interim Principal Financial Officer and Chief Operating Officer